Enterprise Financial Services Corp 2022 Third Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the continuing COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 3Q22* Capital • Tangible Common Equity/Tangible Assets** 7.86%, compared to 7.80% • Tangible Book Value Per Share $26.62, compared to $26.63 • CET1 Ratio 11.0%, compared to 10.9% • Accumulated other comprehensive income declined $44.7 million primarily from a decrease in the fair value of the available-for-sale investment portfolio • Quarterly common stock dividend increased $0.01 to $0.24 per share in fourth quarter 2022 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Net Income $50.2 million, up $5.1 million; EPS $1.32 • Net Interest Income $124.3 million, up $14.7 million; NIM 4.10% • PPNR** $64.9 million, up $6.5 million • ROAA 1.51%, compared to 1.34%; PPNR ROAA** 1.96%, compared to 1.73% • ROATCE** 18.82%, compared to 17.44% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 3

Financial Highlights, continued - 3Q22* *Comparisons noted below are to the linked quarter unless otherwise noted. Loans & Deposits • Loans $9.4 billion, up $85.8 million • PPP Loans, $13.2 million, net of deferred fees, down $36.0 million • Loan/Deposit Ratio 85% • Deposits $11.1 billion, down $35 million • Noninterest-bearing Deposits/Total Deposits 42% Asset Quality • Nonperforming Loans/Loans 0.19% • Nonperforming Assets/Assets 0.14% • Allowance Coverage Ratio 1.50%; 1.67% adjusted for guaranteed loans 4

Areas of Focus Organic Loan and Deposit Growth Disciplined Loan and Deposit Pricing Maintain Strong Asset Quality Maintain a Strong Balance Sheet Opportunistic Talent Additions 5

$9,117 $9,018 $9,056 $9,269 $9,355 3Q21 4Q21 1Q22 2Q22 3Q22 In Millions 8% Total Loan Growth* *Excluding PPP **Excludes First Choice PPP loans of $206 million included in acquisition total. First Choice $1,944 Total Loan Trends PPP** $233 PPP $134 PPP $272 PPP $13 PPP $49 6

Loan Details - LTM 3Q22 3Q21 LTM Change C&I $ 1,843 $ 1,458 $ 385 CRE Investor Owned 2,106 1,935 171 CRE Owner Occupied 1,133 1,163 (30) SBA loans* 1,269 1,200 69 Sponsor Finance* 650 455 195 Life Insurance Premium Financing* 718 573 145 Tax Credits* 508 462 46 Residential Real Estate 382 520 (138) Construction and Land Development 513 652 (139) Other 220 260 (40) Subtotal $ 9,342 $ 8,678 $ 664 SBA PPP loans 13 439 (426) Total Loans $ 9,355 $ 9,117 $ 238 *Specialty loan category. In Millions 7

Loan Details - QTR 3Q22 2Q22 QTR Change C&I $ 1,843 $ 1,702 $ 141 CRE Investor Owned 2,106 1,978 128 CRE Owner Occupied 1,133 1,119 14 SBA loans* 1,269 1,284 (15) Sponsor Finance* 650 647 3 Life Insurance Premium Financing* 718 688 30 Tax Credits* 508 551 (43) Residential Real Estate 382 392 (10) Construction and Land Development 513 626 (113) Other 220 233 (13) Subtotal $ 9,342 $ 9,220 $ 122 SBA PPP loans 13 49 (36) Total Loans $ 9,355 $ 9,269 $ 86 *Specialty loan category. In Millions 8

Total Loans By Region Specialty Lending $2,611 $3,133 $3,179 3Q21 2Q22 3Q22 In Millions Midwest $2,908 $3,031 $3,115 3Q21 2Q22 3Q22 Southwest $1,100 $1,146 $1,161 3Q21 2Q22 3Q22 Note: Excludes PPP and Other loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,799 $1,677 $1,667 3Q21 2Q22 3Q22 9

Deposit Details - LTM 3Q22 3Q21 LTM Change Noninterest-bearing demand accounts $ 4,643 $ 4,376 $ 267 Interest-bearing demand accounts 2,271 2,254 17 Money market accounts 2,793 2,822 (29) Savings accounts 824 749 75 Certificates of deposit: Brokered 129 129 — Other 398 498 (100) Total deposits $ 11,058 $ 10,828 $ 230 Specialty deposits $ 2,422 $ 1,912 $ 510 In Millions 10

Deposit Details - QTR 3Q22 2Q22 QTR Change Noninterest-bearing demand accounts $ 4,643 $ 4,747 $ (104) Interest-bearing demand accounts 2,271 2,198 73 Money market accounts 2,793 2,726 67 Savings accounts 824 837 (13) Certificates of deposit: Brokered 129 129 — Other 398 456 (58) Total Deposits $ 11,058 $ 11,093 $ (35) Specialty deposits $ 2,422 $ 2,403 $ 19 In Millions 11

Total Deposits By Region Specialty Deposits $1,912 $2,403 $2,422 3Q21 2Q22 3Q22 In Millions Midwest $5,268 $5,328 $5,221 3Q21 2Q22 3Q22 Southwest $1,701 $1,820 $1,827 3Q21 2Q22 3Q22 West $1,947 $1,542 $1,588 3Q21 2Q22 3Q22 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 12

Specialty Deposits 40.0% 23.0% 12.9% 2.3% 21.8% Community Associations $969 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $556 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $311 million in deposits. Growing product line providing independent escrow services. Trust Services $57 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.4 billion represent 22% of total deposits. Includes high composition of noninterest-bearing deposits with an efficient cost of funds. Other $529 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 3Q21 4Q21 1Q22 2Q22 3Q22 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $500 $1,000 In Millions 13

Earnings Per Share Trend - 3Q22 $1.19 $0.20 $(0.07) $1.32 2Q22 Operating Revenue Noninterest Expense 3Q22 Change in EPS 14

$97.3 $102.1 $101.2 $109.6 $124.3 3.40% 3.32% 3.28% 3.55% 4.10% 0.09% 0.08% 0.12% 0.76% 2.20% Net Interest Income PPP Income Net Interest Margin Avg Fed Funds Rate 3Q21* 4Q21 1Q22 2Q22 3Q22 Net Interest Income Trend In Millions 27.7% NII Growth PPP Income $2.9 PPP Income $1.6 PPP Income $0.5 PPP Income $6.0 * First Choice acquisition completed 7/21/21. PPP Income $4.9 15

Net Interest Margin 4.32% 4.32% 4.34% 4.51% 5.10% 2.38% 2.30% 2.31% 2.51% 2.65% 0.15% 0.15% 0.19% 0.71% 2.17% 3.60% 3.50% 3.45% 3.76% 4.47% Earning asset yield Interest-earning deposit yield Securities yield Loan yield 3Q21 4Q21 1Q22 2Q22 3Q22 0.17% 0.17% 0.17% 0.24% 0.54% 0.11% 0.10% 0.10% 0.13% 0.31% 0.35% 0.31% 0.30% 0.37% 0.67% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 3Q21 4Q21 1Q22 2Q22 3Q22 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 3.55% 0.51% (0.03)% 0.10% 0.14% (0.17)% 4.10% 2Q22 Loan Yield PPP Securities/Interest- earning Deposit Yield Earning Asset Mix Cost of Funds 3Q22 Margin Bridge 16

Credit Trends for Loans 8 14 7 (1) 2 3Q21 4Q21 1Q22 2Q22 3Q22 $111 $68 $176 $298 $122 $(164) $(167) $(138) $(85) $(36) 38.2% 39.9% 39.9% 43.9% 42.5% Organic Loans PPP Loans Avg Line Draw % 3Q21 4Q21 1Q22 2Q22 3Q22 3Q22 2Q22 3Q21 NPLs/Loans 0.19% 0.21% 0.46% NPAs/Assets 0.14% 0.16% 0.35% ACL/NPLs 773.1% 718.5% 366.0% ACL/Loans** 1.67% 1.69% 1.94% Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses $19.7 $(3.7) $(4.1) $0.7 $0.7 3Q21 4Q21 1Q22 2Q22 3Q22 In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization* *Excludes acquisition of First Choice for 3Q21 **Excludes guaranteed loans. 17

$140.5 $0.5 $(0.5) $140.5 ACL 2Q22 Portfolio Changes Net Charge-offs ACL 3Q22 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 3Q22 In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 3,710 $ 69 1.86 % Commercial real estate 4,439 50 1.13 % Construction real estate 584 9 1.54 % Residential real estate 397 8 2.02 % Other 225 5 2.22 % Total $ 9,355 $ 141 1.50 % Reserves on sponsor finance, which is included in the categories above, represented $19.2 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.67% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index 18

Noninterest Income Trend Other Fee Income DetailFee Income In Millions $9.5 $17.6 $22.6 $18.6 $14.2 $2.6 $2.7 $2.6 $2.5 $2.4 $4.5 $3.9 $4.2 $4.8 $5.0 $3.2 $3.2 $3.0 $3.5 $2.7 $4.0 $8.4 $6.2 $2.2 $3.0 $3.3 $4.4 $2.6 $1.2 $(3.6) 15.3% 18.1% 15.6% 11.5% 7.1% Wealth Management Deposit Services Charge Card Services Other Tax Credit Income Fee income/Total income 3Q21 4Q21 1Q22 2Q22 3Q22 $4.0 $8.4 $6.2 $2.2 $3.0 $1.3 $1.2 $0.6 $0.7 $1.2 $0.9 $0.3 $0.7 $0.2 $0.6 $0.7 $0.7 $1.0 $0.7 $0.8$0.1 $1.2 $0.1 $0.2 $0.2 $5.0 $2.2 $0.2 $0.4 $0.6 $0.5 $0.5 $0.3 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Mortgage 3Q21 4Q21 1Q22 2Q22 3Q22 $0.2 $0.2 19

Operating Expenses Trend Other Operating Expenses DetailOperating Expenses In Millions $76.9 $63.7 $62.8 $65.4 $68.8 $20.6 $23.4 $22.4 $25.1 $27.3 $4.5 $4.5 $4.6 $4.3 $4.5 $33.7 $33.5 $35.8 $36.0 $37.0 $14.7 $2.3 $3.4 51.3% 49.2% 52.4% 52.8% 51.5% Other Occupancy Employee compensation and benefits Merger-related expenses Branch-closure expenses Core efficiency ratio* 3Q21 4Q21 1Q22 2Q22 3Q22 $20.6 $23.4 $22.4 $25.1 $27.3 $7.7 $9.1 $8.6 $9.2 $9.4 $3.7 $4.7 $4.3 $5.9 $7.7$3.3 $3.2 $3.3 $3.1 $3.5 $0.9 $1.1 $1.2 $1.5 $1.6 $1.7 $1.8 $1.9 $1.6 $2.0 $1.8 $2.0 $1.7 $2.5 $1.8 $1.5 $1.5 $1.4 $1.3 $1.3 Miscellaneous Deposit costs Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 3Q21 4Q21 1Q22 2Q22 3Q22 20

Capital Tangible Common Equity/Tangible Assets* 8.40% 8.13% 7.62% 7.80% 7.86% Tangible Common Equity/Tangible Assets 3Q21 4Q21 1Q22 2Q22 3Q22 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Regulatory Capital 10.0% 14.5% 14.7% 14.4% 14.2% 14.2% 6.5% 11.2% 11.3% 11.0% 10.9% 11.0% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 3Q21 4Q21 1Q22 2Q22 3Q22 8.0% 12.2% 13.0% 12.7% 12.5% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $27.38 $28.28 $27.06 $26.63 $26.62 $0.19 $0.20 $0.21 $0.22 $0.23 TBV/Share Dividends per Share 3Q21 4Q21 1Q22 2Q22 3Q22 12.6% 21

Appendix Third Quarter 2022 Earnings Webcast

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), financial metrics adjusted for PPP impact, core efficiency ratio, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, core efficency ratio and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 23

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,446,218	$ 1,447,412	$ 1,473,177	$ 1,529,116	$ 1,439,635
Less preferred stock	71,988	71,988	71,988	71,988	—
Less goodwill	365,164	365,164	365,164	365,164	365,415
Less intangible assets	18,217	19,528	20,855	22,286	23,777
Tangible common equity	$ 990,849	$ 990,732	$ 1,015,170	$ 1,069,678	$ 1,050,443
Accumulated other comprehensive income (loss)	$ (153,191)	$ (108,481)	$ (59,260)	$ 18,777	$ 19,902
Tangible common equity excluding AOCI impact	1,144,040	1,099,213	1,074,430	1,050,901	1,030,541
Total assets	$ 12,994,787	$ 13,084,506	$ 13,706,769	$ 13,537,358	$ 12,888,016
Less goodwill	365,164	365,164	365,164	365,164	365,415
Less intangible assets	18,217	19,528	20,855	22,286	23,777
Tangible assets	$ 12,611,406	$ 12,699,814	$ 13,320,750	$ 13,149,908	$ 12,498,824
Tangible common equity to tangible assets	7.86 %	7.80 %	7.62 %	8.13 %	8.40 %
Period end common shares outstanding	37,223	37,206	37,516	37,820	38,372
Tangible book value per share	$ 26.62	$ 26.63	$ 27.06	$ 28.28	$ 27.38
Tangible book value per share excluding AOCI impact	$ 30.73	$ 29.54	$ 28.64	$ 27.79	$ 26.86

24

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 CALCULATION OF PRE-PROVISION NET REVENUE Net interest income $ 124,290 $ 109,613 $ 101,165 $ 102,060 $ 97,273 Noninterest income 9,454 14,194 18,641 22,630 17,619 Less noninterest expense 68,843 65,424 62,800 63,694 76,885 Branch-closure expenses — — — — 3,441 Merger-related expenses — — — 2,320 14,671 PPNR $ 64,901 $ 58,383 $ 57,006 $ 63,316 $ 56,119 Average assets $ 13,158,121 $ 13,528,474 $ 13,614,003 $ 13,267,193 $ 12,334,558 ROAA - GAAP net income 1.51% 1.34% 1.42% 1.52% 0.45 % PPNR ROAA - PPNR 1.96% 1.73% 1.70% 1.89% 1.81 % Quarter ended ($ in thousands) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 IMPACT OF PAYCHECK PROTECTION PROGRAM Tangible assets - Non-GAAP (see reconciliation above) $ 12,611,406 $ 12,699,814 $ 13,320,750 $ 13,149,908 $ 12,498,824 PPP loans outstanding, net (13,165) (49,175) (134,084) (271,958) (438,959) Adjusted tangible assets - Non-GAAP $ 12,598,241 $ 12,650,639 $ 13,186,666 $ 12,877,950 $ 12,059,865 Tangible common equity Non - GAAP (see reconciliation above) $ 990,849 $ 990,732 $ 1,015,170 $ 1,069,678 $ 1,050,443 Tangible common equity to tangible assets 7.86% 7.80% 7.62% 8.13% 8.40 % Tangible common equity to tangible assets - adjusted tangible assets 7.86% 7.83% 7.70% 8.31% 8.71 % AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE COMMON EQUITY Average shareholder’s equity $ 1,494,504 Less average preferred stock 71,988 Less average goodwill 365,164 Less average intangible assets 18,857 Average tangible common equity $ 1,038,495 Return on average tangible common equity 18.82% 25

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 CORE PERFORMANCE MEASURES Net interest income $ 124,290 $ 109,613 $ 101,165 $ 102,060 $ 97,273 Noninterest income 9,454 14,194 18,641 22,630 17,619 Less gain (loss) on sale of other real estate owned (22) (90) 19 — 335 Core revenue 133,766 123,897 119,787 124,690 114,557 Noninterest expense 68,843 65,424 62,800 63,694 76,885 Less branch closure expenses — — — — 3,441 Less merger-related expenses — — — 2,320 14,671 Core noninterest expense 68,843 65,424 62,800 61,374 58,773 Core efficiency ratio 51.47% 52.81% 52.43% 49.22% 51.30% 26

Q & A Third Quarter 2022 Earnings Webcast